UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-2

BIGCOMMERCE HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
BIGCOMMERCE HOLDINGS, INC.
2022 Annual Meeting
Vote by May 16, 2022
11 :59 PM ET
BIGCOMMERCE HOLDINGS, INC.
11305 FOUR POINTS DRIVE BUILDING 2, 3RD FLOOR AUSTIN, TX 78726
You invested in BIGCOMMERCE HOLDINGS, INC. and it•s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 17, 2022.
Get informed before you vote
View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 03, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
PV For Complete information and to vote, visit www.proxyvote.com control #
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
May 17, 2022
8:00AM CDT
Virtually at:
www.virtualshareholdermeeting.com/BIGC2022
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items
Board
Recommends
1. Election of Directors
Nominees:
01) Steven Murray 02) John T. McDonald
For
2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022.
For
3. Non-binding advisory vote on the frequency of future advisory votes on the compensation paid to our named executive officers.
Year
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up forE-delivery”.